                                                                    EXHIBIT 10.2

                                                                    NO. 00-_____

                              EUROBANCSHARES, INC.
                     INCENTIVE STOCK OPTION AWARD AGREEMENT

                                     PART I

OPTIONEE: _____________________________________________________________

GRANT DATE: ___________________________________________________________

AGGREGATE NUMBER OF OPTION SHARES: ____________________________________

EXERCISE PRICE PER SHARE: __________________

VESTING SCHEDULE: __________________________       ___% per year (______ Shares)
                                                   commencing one year from the
                                                   Grant Date

  Part II of this Agreement is attached hereto and incorporated herein for all purposes.

         EXECUTED to be effective as of the Grant Date set forth above.

                                            EUROBANCSHARES, INC.

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            OPTIONEE
                                            ____________________________________

                                            Address:

                                            ____________________________________

                                            ____________________________________

                                  PART I-Page 1

                                     PART II

      This INCENTIVE STOCK OPTION AWARD AGREEMENT (this "AGREEMENT") is made and entered into by and between the EUROBANCSHARES, INC., a corporation organized under the laws of the Commonwealth of Puerto Rico (the "COMPANY"), and the OPTIONEE named on Part I (the "OPTIONEE"), as of the date set forth on Part I (the "GRANT DATE").

                                    RECITALS:

      The Company has adopted the EuroBancshares, Inc. Stock Option Plan dated May ___, 2002 (the "PLAN") to provide an incentive for key employees of the Company to remain in the service of the Company, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company; and

      The Board of Directors of the Company (or the Committee of the Company, if one has been authorized to administer the Plan by the Company's Board of Directors (the "COMMITTEE")), believes that the granting of the stock options herein described to the Optionee is consistent with the purposes for which the Plan was adopted.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth in this Agreement and for other good and valuable consideration, the Company and the Optionee agree as follows:

      1. Grant of the Option. The Company hereby grants to the Optionee the right and option (the "OPTION") to purchase the aggregate number of shares set forth in Part I (such number being subject to adjustment as provided herein) of common stock, $0.01 par value per share, of the Company (the "SHARES") on the terms and conditions set forth in this Agreement. The Option awarded under this Agreement may be exercised in whole or in part and from time to time, subject to the terms and conditions of this Agreement and of the Plan. The Option granted under this Agreement is intended to qualify as an "incentive stock option" under
Section 1046 of the Code and shall be so construed.

      2. Exercise Price. The price at which the Optionee shall be entitled to purchase the Shares covered by the Option shall be the price per Share set forth in Part I subject to adjustment as provided in Paragraph 9 of this Agreement (the "EXERCISE PRICE").

      3.    Vesting and Term of the Option.

            (a) General. The right to exercise the Option shall vest in the hands of the Optionee in accordance with the provisions of Part I. Shares which have vested shall be referred to as "VESTED SHARES." Shares which have not vested shall be referred to as "NONVESTED SHARES." The respective numbers of Vested and Nonvested Shares shall adjust proportionately in accordance with any adjustments to the number of Shares pursuant to Paragraph 9 of this

                                PART II - Page 1

Agreement. In addition, Shares may become Vested Shares in accordance with Paragraph 7 of this Agreement or Paragraphs 6.4 and 6.6 of the Plan. In general, Nonvested Shares may become Vested Shares in accordance with the vesting schedule but only if the Optionee has been continuously employed as a full-time employee of the Company from the Grant Date to and including the last date of the month with respect to which such Shares may vest pursuant to Part I.

            (b) Exercisable for Vested Shares Only. Subject to the relevant provisions and limitations contained herein, the Optionee may exercise the Option to purchase some or all of whole Vested Shares. In no event shall the Optionee be entitled to exercise the Option with respect to Nonvested Shares or a fraction of a Vested Share.

            (c) Expiration. Notwithstanding any other provision contained herein to the contrary, the unexercised portion of the Option, if any, will automatically and without notice terminate upon the earlier of: (i) ten (10) years following the Grant Date (provided, however, that any portion of the Option which shall not become exercisable until the tenth anniversary of the Grant Date may be exercisable for a period of thirty (30) days preceding the tenth anniversary of the Grant Date); or (ii) the date determined pursuant to Paragraph 7 of this Agreement. The Option will cease to be exercisable with respect to a Share when the Optionee purchases the Share.

            (d)   Change in Control. Upon a Change in Control (as defined in the
Plan), all remaining Nonvested Shares shall become Vested Shares and shall become subject to the provisions of Paragraph 6.6 of the Plan.

      4. Method of Exercising Option. The Optionee may exercise the Option at any time prior to the termination of the Option with respect to all or any part of the Vested Shares. Subject to the terms and conditions of this Agreement, the Option may be exercised by timely delivery to the Company of a written notice in the form attached hereto as Exhibit A (the "EXERCISE NOTICE"), which Exercise Notice shall be effective, subject to the requirements of this Agreement and of the Plan, on the date received by the Company. The Exercise Notice shall state the Optionee's election to exercise the Option, the number of Vested Shares in respect of which an election to exercise has been made, the method of payment elected (see Paragraph 5), the exact name or names in which the Vested Shares then being purchased will be registered and the social security number of the Optionee. The Exercise Notice must be signed by the Optionee and must be accompanied by payment of the aggregate Exercise Price of the Vested Shares then being purchased, determined in accordance with Paragraph 2 of this Agreement. If the Option must be exercised by a person or persons other than the Optionee pursuant to Paragraph 7, the Exercise Notice must be signed by such other person or persons and must be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Option. If the Option is exercised by a person other than the Optionee, the Vested Shares issued upon such exercise shall be subject to the limitations applicable to such Vested Shares in the hands of the Optionee. All Vested Shares delivered by the Company upon exercise of the Option as provided in this Agreement shall be fully paid and nonassessable upon delivery. Unless the Vested Shares issued upon the exercise of the Option are then the subject of a registration statement effective under the Securities Act (and, if required, there is available for delivery a

                                PART II - Page 2
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prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), the delivery of the Exercise Notice shall be deemed to be the making by the person delivering such Exercise Notice of the representations, acknowledgments and agreements which would be contained in the Investment Letter referred to in Paragraph 10.

      5. Method of Payment for Options. Unless otherwise permitted by the Board of Directors or the Committee in accordance with the Plan, the full Exercise Price for the Vested Shares purchased upon the exercise of the Option (i.e., the number of Vested Shares being purchased multiplied by the Exercise Price per Share) must be made in cash or cash equivalent funds. The Company will accept payment by cashier's check or by personal check, provided that if such personal check is returned for insufficient funds, payment for the Shares and for any applicable taxes required to be withheld shall be deemed not to have occurred. In addition, the Option shall not be deemed to be exercised until the Optionee has provided payment for any withholding taxes which may be due with respect to such exercise.

      6. Delivery of Shares. No Shares shall be delivered to the Optionee upon exercise of the Option until: (i) the Exercise Price for such Shares being purchased is paid in full in the manner provided in this Agreement and required under applicable law; (ii) all the applicable taxes required to be withheld have been paid or withheld in full; (iii) approval of any governmental authority (together with the expiration of any mandatory waiting periods) required in connection with the Option, or the issuance of Shares pursuant to this Agreement has been received by the Company; and (iv) if required by the Committee, the Optionee has delivered to the Committee an Investment Letter in form and content satisfactory to the Company as provided in Paragraph 10 of this Agreement.

      7. Termination of Employment. If the Optionee's employment relationship with the Company is terminated for any reason other than: (a) the Optionee's death; (b) the Optionee's Disability (as defined in Paragraph 1.13 of the Plan), or (c) Cause (as defined in Paragraph 1.08 of the Plan), then any and all Options held pursuant to this Agreement as of the date of the termination that are not yet exercisable shall become null and void as of the date of such termination; provided, however, that the portion, if any, of such Options that are exercisable as of the date of termination shall be exercisable for a period of the lesser of: (a) the remainder of the term of the Option; or (b) the date that is ninety (90) days after the date of termination. Any portion of an Option not exercised upon the expiration of the lesser of the periods specified above shall be null and void unless the Optionee dies during such period, in which case the provisions of Paragraph 7(a) below shall govern.

            (a) Death. Upon the death of the Optionee, any and all Options held by the Optionee pursuant to this Agreement that are not yet exercisable as of the date of the Optionee's death shall become exercisable as provided below as of the date of death; provided, however, that the Options held by the Optionee as of the date of death shall be exercisable by that Optionee's legal representatives, heirs, legatees, or distributees (including, without limitation, trusts established by the Optionee) for a period of twelve (12) months following the date of the Optionee's death. Any portion of an Option not exercised upon the expiration of such period shall be null and void. Except as expressly provided in this paragraph, no Option held by an Optionee shall be exercisable after the death of that Optionee.

                                PART II - Page 3

            (b) Disability. If the Optionee's employment relationship is terminated by reason of the Optionee's Disability, then the portion, if any, of any and all Options held by the Optionee that are not yet exercisable as of the date of that termination for Disability shall become exercisable as provided below as of the date of termination; provided, however, that the Options held by the Optionee as of the date of that termination shall be exercisable by the Optionee, his guardian or his legal representative for a period of twelve (12) months following the date of such termination. Any portion of an Option not exercised upon the expiration of such period shall be null and void unless the Optionee dies during such period, in which event the provisions of Paragraph 7(a) shall govern.

            (c) Cause. In the event an Optionee is terminated or removed by the Company for Cause, the Option granted hereunder shall terminate immediately and any unexpired Options shall be forfeited.

      8. Nontransferability. The Option granted by this Agreement shall be exercisable only during the period specified in Paragraph 3 and, except as provided in Paragraph 7, only by the Optionee during his or her lifetime and while an employee of the Company. No Option granted by this Agreement is transferable by the Optionee other than by testament or pursuant to applicable laws of descent and distribution. The Option, and any rights and privileges in connection therewith, cannot be transferred, assigned, pledged or hypothecated by the Optionee, or by any other person or persons, in any way, whether by operation of law, or otherwise, and may not be subject to execution, attachment, garnishment or similar process. In the event of any such occurrence, this Agreement and the Options granted hereunder will automatically terminate and will thereafter be null and void.

      9. Adjustments. If there is any change in the capital structure of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares or similar event ("RESTRUCTURING") or by reason of a spin-off of a part of the Company into a separate entity, or due to an acquisition by the Company of a separate entity, the rights of the Optionee shall be adjusted as provided in Paragraph 6.6 of the Plan. Nothing in this Agreement or in the Plan shall affect in any way the right or power of the Company to make or authorize any Restructuring.

      10. Securities Act. The Company will not be required to deliver any Shares pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act or any other applicable federal or state securities laws or regulations. The Committee may require that the Optionee, prior to the issuance of any such Shares pursuant to exercise of the Option, sign and deliver to the Company a written statement (an "INVESTMENT LETTER") stating that: (a) the Optionee is purchasing the Shares for his own account and not with a view to, or for sale in connection with, any distribution thereof, he has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof and he does not currently have any reason to anticipate a change in the foregoing; (b) the Optionee understands that the Shares have not been registered under the Securities Act or any applicable state securities laws or regulations and, therefore, cannot be offered or resold unless the Shares are so registered or an applicable

                                PART II - Page 4
exemption from registration is available; and (c) the Optionee agrees that the certificates representing the Shares may bear a legend to the effect set forth in clause (b) above. The Investment Letter must be in form and substance acceptable to the Committee in its sole discretion.

      11. Notice. All notices required or permitted under this Agreement, including an Exercise Notice, must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which actually received by the Company properly addressed to the person who is to receive it. An Exercise Notice shall be effective when actually received by the Company, in writing and in conformance with this Agreement and the Plan. Until changed in accordance herewith, the Company and the Optionee specify their respective addresses as set forth below:

                  Company:         EuroBancshares, Inc.
                                   270 Munoz Rivera Avenue
                                   Hato Rey, Puerto Rico 00918
                                   Attention:  President

                  Optionee:        As indicated on Part I hereto.

      12. Information Confidential. As partial consideration for the granting of this Option, the Optionee agrees that he will keep confidential all information and knowledge that he or she has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Optionee's spouse, tax and financial advisors, or a financial institution to the extent that such information is necessary to obtain a loan.

      13. Definitions; Copy of Plan. To the extent not specifically provided in this Agreement or otherwise required by context, all capitalized terms used in this Agreement but not defined herein shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, the Optionee acknowledges that he has received and reviewed a copy of the Plan.

      14. Administration. This Agreement is subject to the terms and conditions of the Plan. The Plan will be administered by the Board of Directors and by the Committee in accordance with its terms. The Committee has sole and complete discretion with respect to all matters reserved to it by the Board of Directors of the Company and by the Plan, and decisions of the Board of Directors and of the Committee with respect to the Plan and this Agreement shall be final and binding upon the Optionee. If a conflict between the terms and conditions of this Agreement and the Plan exists, the provisions of the Plan shall control.

      15. Arbitration. Any legal or equitable claims or disputes arising out of or in connection with the Plan and this Agreement (other than a suit for injunctive relief) will be resolved exclusively by binding arbitration.

                                PART II - Page 5
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      The arbitration proceedings shall be conducted in Hato Rey, Puerto Rico in accordance with the Employment Dispute Resolution Rules ("EDR RULES") of the American Arbitration Association ("AAA") in effect at the time a demand for arbitration is made. Optionee is entitled to representation by an attorney throughout the proceedings at his own expense; however, the Company agrees not to use an attorney in the arbitration hearing if the Optionee agrees to the same.

      One arbitrator shall be used and shall be chosen by mutual agreement of the parties. If, within 30 days after the Optionee notifies the Company of an arbitrable dispute, no arbitrator has been chosen, an arbitrator shall be chosen from a list or lists of proposed arbitrators submitted by the AAA pursuant to its EDR Rules, except that (i) the number of preemptory strikes shall not be limited, and (ii) if the parties fail to select an arbitrator from one or more lists, AAA shall not have the power to appoint the arbitrator but shall continue to submit lists until the arbitrator has been selected. The arbitrator shall coordinate, and limit as appropriate, all pre-arbitral discovery, which shall include document production, information requests, and depositions. The arbitrator shall issue a written decision and award stating the reasons therefor. The decision and award shall be final and binding on both parties, their heirs, executors, administrators, successors, and assigns. The costs and expenses of the arbitration shall be borne evenly by the parties.

      16. Continuation of Employment. This Agreement shall not be construed to confer upon the Optionee any right to continue in the employ of the Company and shall not limit the right of the Company, in their sole discretion, to terminate the employment of the Optionee at any time, with or without cause.

      17. No Obligation to Exercise. The Optionee shall have no obligation to exercise any Option granted by this Agreement.

      18. Governing Law; Construction. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PUERTO RICO WITHOUT REGARD TO CHOICE OF LAW AND CONFLICTS OF LAW PRINCIPLES. Titles and headings are for case of reference only and shall not be considered in construing this Agreement. Pronouns shall be deemed to include the masculine, feminine, neuter, singular and plural as the context may require. References to paragraphs and exhibits are to Paragraphs and Exhibits of this Agreement unless otherwise indicated. All such Exhibits are incorporated in this Agreement by reference and are a part hereof.

      19. Amendments. This Agreement may be amended only by a written agreement executed by the Company and the Optionee.

      20. Proprietary Information. In consideration of the Company's grant of this Option and the Company's agreement to provide Optionee with confidential information of the Company, Optionee agrees to keep confidential and not to use or to disclose to others at any time during the term of this Agreement or after its termination, except as expressly consented to in writing by the Company or required by law, any secrets or confidential technology or proprietary information of the Company, including, without limitation, any customer list, marketing plans or materials, or other trade secrets of the Company, or any matter or thing ascertained by Optionee through Optionee's affiliation with the Company, the use or disclosure of which matter or thing

                                PART II - Page 6
might reasonably be construed to be contrary to the best interests of the Company or to give any other party a competitive advantage to the Company. Optionee further agrees that should Optionee leave the employment of the Company, Optionee will neither take nor retain, without prior written authorization from the Company, any documents pertaining to the Company (other than paycheck stubs, benefit information, offer letters, or other materials pertaining to his salary or benefits with the Company). Without limiting the generality of the foregoing, Optionee agrees that he will not retain, use or disclose any papers, customer lists, marketing materials or information, books, records, files, or other documents, copies thereof, or notes or other materials derived therefrom, or other confidential information of any kind belonging to the Company pertaining to the Company's business, sales, financial condition, or products. Without limiting other possible remedies to the Company for the breach of this covenant, Optionee agrees that injunctive or other equitable relief shall be available to enforce this covenant, such relief to be without the necessity of posting a bond, cash, or otherwise. Optionee further agrees that if any restriction contained in this paragraph is held by any court to be unenforceable or unreasonable, a lesser restriction shall be enforced in its place and remaining restrictions contained herein shall be enforced independently of each other. Optionee's obligations under this Paragraph apply to all confidential information of the Company.

      21. Right to Repurchase. The receipt by Optionee of Shares upon his exercise of Options shall be subject to the following terms and conditions:

            (a) Restriction on Transfer. Optionee shall not sell, exchange, transfer, assign, encumber, or otherwise dispose of any of the Shares to any person, corporation, partnership, joint venture, trust or other entity without the prior written consent of the Board of Directors of the Company. Any transferee shall take the Shares subject to the terms and provisions of this Paragraph 21, and shall, as a condition to the transfer of the Shares, sign a Joinder Agreement attached as Exhibit B agreeing to be bound by the provisions of this Paragraph 21.

            (b) Grant of Repurchase Right. The Company (or its assigns) is hereby granted the right (the "REPURCHASE RIGHT"), exercisable upon the death, total physical or mental disability of Optionee, or upon the termination of Optionee's employment with the Company, to repurchase at the Purchase Price (as hereinafter defined) all or any portion of the Shares.

                  (i) Exercise of Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered by the Company (or its assigns) to the Owner (as defined in Paragraph 21(c)) prior to the expiration of the sixty
(60) day period commencing on the death, total physical or mental disability of Optionee or the termination of Optionee's employment with the Company, provided, however, in the event that Optionee has not exercised any Options granted hereunder prior to the death, Disability of Optionee or the termination of Optionee's employment with the Company, then the Repurchase Right shall be exercisable by written notice delivered by the Company (or its assigns) to the Owner (as defined in Paragraph 21(c)) prior to the expiration of the sixty (60) day period commencing on the date such options are exercised pursuant to Section 7 of this Agreement. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the receipt of any and all necessary approvals from any governmental

                                PART II - Page 7
authority (together with the expiration of any mandatory waiting periods) required in connection with the exercise of the Repurchase Right by the Company. To the extent one or more certificates representing Shares may have been previously delivered to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Shares to be repurchased, each certificate to be properly endorsed for transfer. The Company (or its assigns) shall, concurrently with the receipt of such stock certificates, pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price.

                  (ii) Termination of Repurchase Right. The Repurchase Right shall terminate automatically with respect to any Shares for which the Repurchase Right is not timely exercised under Paragraph 21(b)(i). In addition, the Repurchase Right shall terminate on the consummation by the Company of an underwritten initial public offering of its common stock, registered under the Securities Act.

            (c) Definition of Owner. For purposes this Paragraph 21 of this Agreement, the term "Owner" shall include the Optionee and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with Paragraph 21(a).

            (d) Agreement Applicable to Community Interests. Any right or interest of a spouse as an Owner in Shares, whether such right or interest is created by law (including community property laws) or otherwise, shall for all purposes hereof be included in, deemed a part of and bound by the same terms hereof as the Shares to which such right or interest relates or appertains, and any action taken, offer made or purchase right exercisable hereunder with reference to Shares owned by an Owner shall be applicable to any right or interest which the spouse of such Owner may have or be entitled to have therein.

            (e) Purchase of Spouse's Interest in Shares. In the event of the death of an Owner's spouse, or the divorce of an Owner and his or her spouse, such Owner shall have the right to purchase all or any part of the Shares to which such spouse (or the estate of such spouse) is or may be entitled at a purchase price equal to the Purchase Price. Such purchase shall be effected on the following terms and conditions:

                  (i) The Owner's right to purchase his or her spouse's interest in the Shares shall continue for a period of thirty (30) days from the date of entry of the divorce decree or from the date of qualification of the personal representative of the spouse in the event of death, as the case may be, and shall be considered exercised by such Owner when written notice of such exercise has been delivered or mailed, properly addressed, to such spouse or the personal representative of such spouse.

                  (ii) If the Owner shall fail to exercise his or her right in its entirety in the manner and time prescribed, then the spouse or the personal representative of the spouse, as the case may be, shall so notify the Company in writing, which notice shall state the address of such spouse or personal representative and the number of Shares owned by such spouse or the estate of such spouse. Thereupon the Company shall have the right to purchase all Shares not

                                PART II - Page 8
purchased by such Owner for a period of sixty (60) days following the receipt by the Company of such notice. The purchase right shall be exercisable by the Company in the manner set forth in Paragraph 21(b) of this Agreement.

                  (iii) The purchase right set forth in this Paragraph 21(e) shall terminate with respect to any Shares for which the purchase right is not timely exercised under paragraph 21(e)(i) and (ii). In addition, the purchase right shall terminate on the consummation by the Company of an underwritten initial public offering of its Common Stock, registered under the Securities Act.

            (f) Definition of Purchase Price. The "PURCHASE PRICE" as used herein shall refer to the Fair Market Value of the Shares.

      22. Termination. The Company may terminate the Plan at any time; however, such termination will not modify the terms and conditions of the Option awarded under this Agreement without the Optionee's consent.

      23. No Rights as a Shareholder. Optionee shall not by virtue of this Agreement, have any rights as a shareholder until the date of the issuance to the Optionee of Shares pursuant to a valid Exercise Notice.

                                    * * * * *

                                PART II - Page 9

                                    EXHIBIT A

                                 EXERCISE NOTICE

      Notice is hereby given to the Company of Optionee's election to exercise Options as follows:

Name of Optionee (please print): __________________________________

Optionee's Social Security Number: ________________________________

A.         Number of Vested Shares to be exercised:

B.         Exercise Price per Share:                                       $

C.         Cash Payment from Optionee                                      $

D.         Exercise Price tendered herewith:  (A x B)                      $

E.         Market Price per share on date of Exercise:                     $

F.         Difference Between Market Price and Exercise Price
           (E - D):                                                        $

G.         Total Difference (F x A):                                       $

H.         Withholding Tax:                                                ____*

I.         Amount of Tax withholding tendered herewith (G x H):            $

J.         Total Amount Due on Exercise (D + I):                           $

*Upon exercise of Options, the Company is required to collect a withholding tax determined in accordance with the tables or computational procedures prescribed by the Puerto Rico Secretary of the Treasury.

                                PART II - Page 10

Exact name(s) for Share certificate(s):

_______________________________________________________________________________

_______________________________________________________________________________

Date: _______________________________________

                                                _______________________________
                                                Signature of Optionee

             PLEASE COMPLETE AND SIGN THIS NOTICE AND RETURN IT TO:

                  EuroBancshares, Inc.
                  270 Munoz Rivera Avenue
                  Hato Rey, Puerto Rico 00918
                  Attn: President

                                PART II - Page 11

                                    EXHIBIT B

                                JOINDER AGREEMENT

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, by execution of this Joinder Agreement, agrees to become a party to the Incentive Stock Option Award Agreement dated as of ________________, 20___, by and between EuroBancshares, Inc. ), a corporation organized under the laws of the Commonwealth of Puerto Rico (the "COMPANY"), and ____________________________, Optionee thereunder (the "AGREEMENT"), a copy of which is attached hereto as Exhibit A to the extent and as provided by this Joinder Agreement. The undersigned acknowledges that by his execution of this Joinder Agreement he will become a party to the Agreement for purposes of Paragraph 22 (and only with respect to such paragraph), such paragraph providing for the Company's repurchase right with respect to Shares issued on exercise of Options granted in the Agreement. The undersigned represents and warrants that he has read and consents to, agrees to be bound by, the repurchase right provisions of the Agreement.

      EXECUTED to be effective the _____ day of __________________, 20___.

                                        ________________________________________
                                        Name: __________________________________

                                 SPOUSAL CONSENT

      I, spouse of __________________, have read and am aware of, understand and fully consent and agree to the provisions of the Agreement attached hereto and its binding effect upon any interest, community or otherwise, I may own now or hereafter in any Shares, and agree that the termination of my marriage to ________________ for any reason shall not have the effect of removing any Shares otherwise subject to the Agreement from the coverage thereof. I hereby evidence such awareness, understanding, consent and agreement by joining in the Agreement and by executing this Joinder Agreement below.

                                        ________________________________________
                                                  Signature of Spouse

                                        Printed Name: __________________________

                                        Address:
                                        ________________________________________

                                        ________________________________________

                                PART II - Page 12